UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 8, 2021

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.    REGULATION FD DISCLOSURE.
    On September 8, 2021, DHI Group, Inc. (the “Company”) hosted a Virtual Investor Day during which it announced updated guidance for the Company's performance in the third and fourth quarters of fiscal year 2021. The Company's Chief Financial Officer, Kevin Bostick, stated, "With the recent positive trends we have seen in bookings and the corresponding level of visibility into revenue that these annual contracts provide, we are confident in our revenue growth for the next two quarters. For Q3 we expect to see year-over-year revenue growth rates approaching 10%, and for Q4 we expect year-over-year revenue growth rates a few percentage points higher than that."
    The information in this Form 8-K, including the accompanying exhibits, is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
ITEM 8.01.    OTHER EVENTS.
On September 8, 2021, the Company issued a press release announcing a $3 million investment in The Muse. A copy of the press release issued by the Company on September 8, 2021 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)Financial Statements of Business Acquired.
Not applicable.
(b)Pro Forma Financial Information.
Not applicable.
(c)Shell Company Transactions.
Not applicable.
(d)Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated September 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	September 8, 2021	By: /s/ Brian Campbell
Name: Brian Campbell
Title: Chief Legal Officer

EXHIBIT INDEX
99.1	Press Release, dated September 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)